SECTION 906 CERTIFICATION


Pursuant to 18 U.S.C. section 1350, the undersigned officer of Pioneer Series Trust V (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's Report on Form N-CSR for the period ended February 28, 2019 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: April 29, 2019



/s/ Lisa M. Jones
Lisa M. Jones
Trustee, President and Chief Executive Officer


This certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or a separate disclosure document.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.



                            SECTION 906 CERTIFICATION


Pursuant to 18 U.S.C. section 1350, the undersigned officer of Pioneer Series Trust V (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's Report on Form N-CSR for the period ended February 28, 2019 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: April 29, 2019



/s/ Mark E. Bradley
Mark E. Bradley
Treasurer and Chief Financial and Accounting Officer


This certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or a separate disclosure document.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.